Goldman Sachs Variable Insurance Trust

Service Shares of:
Goldman Sachs Money Market Fund (the “Fund”)

Supplement dated September 21, 2009 to the
Prospectus dated April 30, 2009 (the “Prospectus”)

As described in the Prospectus, the Fund participated in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the United States Department of the Treasury (the “Treasury”) through September 18, 2009. Pursuant to its terms, the Program terminated on September 18, 2009, and therefore the guarantee of a $1.00 net asset value price per share provided by the Program is no longer in effect for the Fund or any other money market fund. Accordingly, sub-section “Participation in the Temporary Guarantee Program”, appearing in the Prospectus’s “Principal Risks of the Fund” section, is deleted in its entirety.

Neither this supplement, the Prospectus, nor the Fund itself are in any manner approved, endorsed or sponsored by the Treasury.

This Supplement should be retained with your Prospectus
for future reference.

VTGPTERMSTK 09-09